Exhibit 5.1

BUSH ROSS GARDNER WARREN & RUDY, P.A.

ADAM LAWTON ALPERT

J. CARTER ANDERSEN

ERIC N. APPLETON

CARRIE BETH BARIS

MARK A. BASURTO

AMANDA K. BENNETT

JOHN R. BUSH

KAREN COX

STEPHEN B. FRENCH

JEFFERY A. FROESCHLE

J. STEPHEN GARDNER

JOHN N. GIORDANO

SCOTT J. GIVENS

KENNETH C. GRACE

HEIDI L. HOBBS

ANDREW T. JENKINS

BRENT A. JONES

ATTORNEYS AT LAW 220 SOUTH FRANKLIN STREET TAMPA, FLORIDA 33602 (813) 224-9255 FAX (813) 223-9620 MAILING ADDRESS: POST OFFICE BOX 3913 TAMPA, FLORIDA 33601 December 17, 2004

A. CHRISTOPHER KASTEN, II

GLENN M. KATON

MICHAEL G. MARDIS

BRIAN T. MCELFATRICK

S. TODD MERRILL

STEVEN H. MEZER

JOSEPH A. PROBASCO

JEREMY P. ROSS

JOHN F. RUDY, II

EDWARD O. SAVITZ

MARIAN HYATT SBAR

ALICIA J. SCHUMACHER

H. BRADLEY STAGGS

RANDY K. STERNS

JEFFREY W. WARREN

DAVID B. WILLIAMS

Checkers Drive-In Restaurants, Inc.

4300 West Cypress, Suite 600

Tampa, Florida 33607

RE:	Registration Statement on Form S-8

Gentlemen:

As counsel for Checkers Drive-In Restaurants, Inc., a Delaware corporation (the “Company”), we are familiar with the Company’s Registration Statement on Form S-8 (the “Registration Statement”) being filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to 550,000 shares of Checker’s Common Stock, $.001 par value per share (the “Shares”).

In connection with the foregoing, we have examined such records and documents and have made such investigations of law and fact as we have deemed necessary to render this opinion.

Based upon the foregoing, we are of the opinion that the Shares, when sold as contemplated in the Registration Statement, will be legally issued, fully paid, and non-assessable.

We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement and to the use of our name under the caption “Interests of Named Experts and Counsel” in the prospectus that constitutes a part of the Registration Statement. In giving our consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission.

Very truly yours,

BUSH ROSS GARDNER WARREN & RUDY, P.A.

By:	/s/ JOHN N. GIORDANO
John N. Giordano